Exhibit 10.2

AMENDMENT NO. 1
to
CREDIT AGREEMENT
THIS AMENDMENT NO. 1 (“Amendment”) is made as of April 6, 2012 by and among Puget Energy, Inc. (“Borrower”), the Lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
WHEREAS, Borrower, Lenders and Administrative Agent are parties to that certain Credit Agreement, dated as of February 10, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement;
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;
WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.
1.Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
(a)    The definition of “Existing Indebtedness” appearing in Section 1.01 of the Credit Agreement is hereby amended to insert the phrase “(i) under this Agreement or (ii)” immediately preceding the phrase “that is outstanding on the Effective Date” appearing therein.
(b)    The proviso appearing in clause (vi) of the definition of “Permitted Refinancing Indebtedness” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “provided, however, that the foregoing requirements shall not apply to pricing terms in respect of any Indebtedness being so refinanced so long as such pricing is consistent with then prevailing market pricing”.
(c)    Clause (u) of Section 6.01 of the Credit Agreement is amended to insert the phrase “or to refinance Permitted Refinancing Indebtedness that was secured by such Liens” at the end thereof.

2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent.
3.Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
(a)This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower
(b)and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(c)As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.
4.Reference to and Effect on the Credit Agreement.
(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Financing Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
5.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PUGET ENERGY, INC., as the Borrower

By: /s/ Donald E. Gaines
Name: Donald E. Gaines
Title: Vice President Finance and Treasurer

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By: /s/ Helen D. Davis
Name: Helen D. Davis
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By: /s/ Andrew N. Taylor
Name: Andrew N. Taylor
Title: Vice President

The Bank of Nova Scotia, as a Lender

By: /s/ Brenda S. Insull
Name: Brenda S. Insull
Title: Authorized Signatory

Scotiabanc Inc., as a Lender

By: /s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

Barclays Bank PLC, as a Lender

By: /s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

By: /s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

SunTrust Bank, as a Lender

By: /s/ ann Pirio
Name: ann Pirio
Title: Director

Union Bank, N.A., as a Lender

By: /s/ Jeffrey P. Fesenmaier
Name: Jeffrey P. Fesenmaier
Title: Vice President

Cobank, acb,
as a Lender

By: /s/ [Illegible]
Name: [Illegible]
Title: Vice President

export development canada,
as a Lender

By: /s/ Kevin Skilliter
Name: Kevin Skilliter
Title: Senior Asset Manager

By: /s/ Andrew Baechler
Name: Andrew Baechler
Title: Loan Portfolio Manager

keybank national association,
as a Lender

By: /s/ Keven D. Smith
Name: Keven D. Smith
Title: Senior Vice President

us bank, national association,
as a Lender

By: /s/ Michael T. Sagges
Name: Michael T. Sagges
Title: Vice President

bank of america, n.a.,
as a Lender

By: /s/ James J. Teichman
Name: James J. Teichman
Title: Senior Vice President

wells fargo bank, n.a.,
as a Lender

By: /s/ Yann Blindert
Name: Yann Blindert
Title: Vice President

canadian imperial bank of commerce, New York Agency,
as a Lender

By: /s/ Robert Casey
Name: Robert Casey
Title: Authorized Signatory

By: /s/ Jonathan J. Kim
Name: Jonathan J. Kim
Title: Authorized Signatory

AssociateD Bank, n.a.,
as a Lender

By: /s/ Kristin A. Isleib
Name: Kristin A. Isleib
                         Title: Senior Vice President